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INTERCREDITOR RECOGNITION AGREEMENT

THIS INTERCREDITOR RECOGNITION AGREEMENT ("Agreement"), made as of the 22 day of November, 2002, among CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered savings bank, having an office at 2001 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103-7053 (hereinafter, together with its successors and assigns, referred to as "Senior Lender"), and SWH FUNDING CORP., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (hereinafter, together with its successors and assigns, referred to as "Subordinate Lender"), CEDAR- CAMP HILL, LLC, a Delaware limited liability company, having an office in care of Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York, NY 11050 (hereinafter referred to as "Mortgage Borrower") and CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an office in care of Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York, NY 11 050 (hereinafter referred to as "Cedar")

WITNESSETH:

WHEREAS, Senior Lender has made or is        -about to make a loan to Mortgage
Borrower pursuant to the terms of a certain loan agreement dated as of November 14, 2002, between Mortgage Borrower and Senior Lender (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Senior Loan Agreement") in the original principal amount of $14,000,000.00 (the "Senior Loan"), which Senior Loan is evidenced by a certain Mortgage Note, dated as of November 14, 2002, made by Mortgage Borrower to Senior Lender in the amount of the Senior Loan (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Senior Note"), and secured by a certain mortgage, dated as of November 14, 2002, made by Mortgage Borrower, as mortgagor, to Senior Lender, as mortgagee (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Senior Mortgage "), encumbering the real property and improvements thereon, as more particularly described in Exhibit A attached hereto and made a part hereof (the "Premises"); and

WHEREAS, Subordinate Lender has made or is about to enter into a loan agreement pursuant to which Subordinate Lender has agreed to make a loan to Cedar and advance certain sums on behalf of Cedar and certain of its affiliates (including, without limitation, Mortgage Borrower) in the original aggregate principal amount of $6,000,000.00, or so much thereof as shall be advanced from time to time (the "Subordinate Loan"), pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement, of even date herewith,


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between Cedar and Subordinate Lender (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Subordinate Loan Agreement"), which Subordinate Loan is evidenced by a certain Promissory Note, of even date herewith, made by Cedar to Subordinate Lender in the amount of the Subordinate Loan (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Subordinate Note") and secured by, among other things, a certain Pledge and Security Agreement, of even date herewith, made by Cedar, as pledge, to Subordinate Lender, as pledge, pursuant to which, inter alia, Cedar has granted to Lender a security interest in Cedar's 100% membership interest in Mortgage Borrower (the "Equity Interest") (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, the "Pledge Agreement"); and

WHEREAS, Senior Lender and Subordinate Lender wish to enter into this Agreement to provide for the relative priority of the Senior Loan Documents (as hereinafter defined) and the Subordinate Loan Documents (as hereinafter defined) and certain other matters, all as more particularly set forth below.

NOW, THEREFORE, intending to be legally bound, Senior Lender, Subordinate Lender, Mortgage Borrower and Cedar hereby agree, notwithstanding any contrary term, provision, agreement, warranty and/or representation contained or implied in the Senior Loan Documents or in the Subordinate Loan Documents or any document executed in connection therewith or in connection with the Premises, as follows:

1. Ownership of Senior Loan and of Subordinate Loan.

(a) Senior Lender hereby represents and warrants that (i) Senior Lender has not previously assigned any interest in the Senior Note, the Senior Mortgage or any other Senior Loan Document or the Senior Loan to any party, (ii) no party owns an interest in any Senior Loan Document or the Senior Loan other than the Senior Lender (whether as joint holders of the Senior Loan, participants therein or otherwise) and (iii) Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all documents, instruments and agreements evidencing, securing or entered into in connection with the Senior Loan (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively, the "Senior Loan Documents").

(b) Subordinate Lender hereby represents and warrants that (i) except for any Permitted Participation (as hereinafter defined), Subordinate Lender has not previously assigned any interest in the Subordinate Note or any other Subordinate Loan Document or the Subordinate Loan to any party, (ii) except for any participant in connection with a Permitted Participation, no party owns an interest in any Subordinate Loan Document or the Subordinate Loan other than the Subordinate Lender (whether as joint holders of the Subordinate Loan,

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participants therein or otherwise) and (iii) Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of all documents, instruments and agreements evidencing, securing or entered into in connection with the Subordinate Loan (as the same may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement, collectively, the "Subordinate Loan Documents").

2. Consent of Senior Lender to Subordinate Loan. Senior Lender hereby consents, to the extent such consent may be required, to the making of the Subordinate Loan by Subordinate Lender to Cedar and to the execution, delivery and filing (as applicable) of the Subordinate Loan Documents. Senior Lender also consents to the security interests granted to Subordinate Lender pursuant to the Pledge Agreement.

3. Subordination.

(a) Except as provided in Section 3(c) below, the Subordinate Loan and the Subordinate Loan Documents are hereby made and shall continue to be subject and subordinate to (i) the lien of the Senior Mortgage and any and all other Senior Loan Documents, (ii) all advances made or which may hereafter be made pursuant to the express terms and provisions of the Senior Loan Documents, (iii) all interest and other sums payable under the Senior Loan Documents, (iv) all sums expended and disbursements made by the holder of the Senior Loan Documents, pursuant to the terms of the Senior Loan Documents to protect and preserve the security for the Senior Loan and/or to enforce such holder's rights and remedies thereunder, which advances, expenditures and disbursements pursuant to such terms thereof may be made without the consent of the Subordinate Lender and (v) any severances, consolidations, replacements, substitutions, extensions, renewals and/or modifications of the Senior Note, the Senior Mortgage and/or the other Senior Loan Documents which, by the terms of this Agreement, are permitted to be made without notice to or the consent of Subordinate Lender.

(b) If Subordinate Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in the Premises, such lien, estate, right or other interest shall be subordinate to the Senior Mortgage as provided herein, and Subordinate Lender hereby subordinates any and all rights it may acquire by indemnification, subrogation or otherwise to the lien of the Senior Mortgage, with the sole exception of any payments made by Subordinate Lender for real estate taxes, assessments or other liens and assessments ("Taxes") against the Premises which would be prior in lien to the Senior Mortgage if unpaid, and then only to the extent of the actual sum of money expended by Subordinate Lender in payment of same, together with interest accrued thereon at the applicable default rate under the Subordinate Loan Agreement.

(c) This Agreement shall not be construed as subordinating and shall not subordinate or impair the first lien priority right, estate and interest evidenced by the Pledge Agreement, and Senior Lender hereby acknowledges and agrees that Senior Lender does not have and shall not hereafter acquire, any

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lien on, or any other interest whatsoever in, the collateral described in the
Pledge Agreement (the "Pledge Collateral") or any part thereof

(d) Until payment in full of the Senior Loan, Subordinate Lender shall not exercise any rights of subrogation which it has or may otherwise have as a result of making any payment or curing any default under or with respect to the Senior Loan or the Senior Loan Documents, except where the failure to do so would prohibit Subordinate Lender from asserting such right(s) after payment in full of the Senior Loan.

4. Payments in Respect of the Subordinate Loan.

(a) Except as expressly provided in this Agreement, all payments in respect of the Subordinate Loan are subject and subordinate in all respects to all payments due and payable in respect of the Senior Loan. For so long as there remains any unpaid balance of the Senior Loan, Subordinate Lender agrees that it shall not accept, and Cedar agrees that it shall not make, any payments on account of the Subordinate Loan, other than (i) as provided in Section 4(b) below and (ii) payments of interest, additional interest, principal and other sums payable under the Subordinate Loan, as and when due and payable in accordance with the terms and provisions of the Subordinate Loan Agreement and the other Subordinate Loan Documents. Notwithstanding the foregoing, but subject to the provisions of Sections 4(b) and 5(a) below, Subordinate Lender agrees that it shall not accept, and Cedar agrees that it shall not make, any payments in respect of the Subordinate Loan after receiving written notice from Senior Lender that an Event of Default (as defined in the Senior Loan Agreement) has occurred under the Senior Loan Documents, provided that Senior Lender shall not have accepted a cure thereof, and any and all payments received by Subordinate Lender after such notice shall be held in trust by Subordinate Lender and delivered to Senior Lender, without demand therefor, promptly upon Subordinate Lender's receipt thereof.

(b) Notwithstanding the provisions of the foregoing Section 4(a) above, Subordinate Lender shall be entitled in all events to receive and apply solely for the benefit of Subordinate Lender in accordance with the terms and provisions of the Subordinate Loan Agreement, any and all revenues from and proceeds of the Pledged Collateral, whether in connection with the sale or other disposition thereof, or otherwise.

(c) Except in connection with any Equity Enforcement Action (as hereinafter defined) and/or a Permitted Participation, Subordinate Lender shall not, directly or indirectly, for so long as there remains any unpaid balance of the Senior Loan, (i) sell, transfer or assign the Subordinate Loan or the Subordinate Loan Documents, or any part thereof or any interest therein or (ii) sell or otherwise dispose of the Pledged Collateral or any interest therein (any such transaction, a ".Prohibited Transfer"). Any change in control of Subordinate Lender shall constitute a Prohibited Transfer within the meaning of the preceding sentence. Notwithstanding the foregoing, Subordinate Lender may, without limitation, sell interests and/or participations in the Subordinate Loan Documents (and, in connection therewith, assign and/or transfer corresponding

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interests in the Subordinate Loan Documents and the Pledged Collateral),
provided that, so long as the Senior Loan remains outstanding, Subordinate Lender continues to be the administration of the Subordinate Loan (each such sale, assignment and/or participation a "Permitted Participation").

5.   Taking or Casualty, Insurance Policies.

(a) In the event of (i) a taking or threatened taking by condensation or other exercise of eminent domain of all or a portion of the Premises (collectively, a "Taking"), or (ii) the occurrence of a fire or other casualty resulting in damage to all or a portion of the Premises (collectively, a "Casualty"), at any time or times when all or any portion of the Senior Mortgage remains a lien on the Premises: all proceeds received or to be received on account of a Taking and/or a Casualty shall be applied in accordance with the applicable provisions contained in the Senior Mortgage; provided, however that if Lender elects to apply such proceeds in reduction of the outstanding obligations secured by the Senior Mortgage, any proceeds remaining after the satisfaction in full of the Senior Mortgage may be applied by Subordinate Lender in accordance with the applicable provisions contained in the Subordinate Loan Agreement.

(b) Notwithstanding anything to the contrary contained in the Subordinate Loan Agreement, all original policies of insurance required to be maintained pursuant to the Senior Mortgage shall be held by Senior Lender, provided that (i) appropriate evidences with respect thereto shall be provided to Subordinate Lender and (ii) Senior Lender shall provide Subordinate Lender with a copy of such policies, and the original, thereof upon satisfaction of the Senior Loan.

6. Delivery of Notices; Subordinate Mortgagee's Opportunity to Cure.

(a) Senior Lender and Subordinate Lender shall each deliver to the other true, correct and complete copies of all notices of default and all other material notices delivered to or received by Senior Lender or Subordinate Lender, as the case may be, in respect of or under the Senior Loan Documents and the Subordinate Loan Documents, as the case may be.

(b) Senior Lender shall give Subordinate Lender written notice of any default under the Senior Mortgage or any other Senior Loan Document (a "Default Notice"), whether or not Senior Lender is obligated to give notice thereof to Mortgage Borrower, which Default Notice shall be given simultaneously with the giving of any such Default Notice to Mortgage Borrower, and Subordinate Lender shall have the right to cure any default under the Senior Mortgage or other Senior Loan Documents, but shall be under no obligation to effect such cure. Senior Lender shall allow Subordinate Lender the same period of time within which to cure any such default, after the delivery to Subordinate Lender of a Default Notice with respect thereto, as is allowed to Mortgage Borrower to cure such default, but in no event shall Subordinate Lender be allowed less than (i) thirteen (13) days following written demand to cure any payment default

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relating to a liquidated sum of money and (ii) thirty (30) days after written demand to cure any non-monetary default (or such longer period as may be necessary if the default is not susceptible of being cured within such thirty
(30) day period so long as Subordinate Lender commences the cure thereof within such thirty (30) day period and thereafter diligently prosecutes the same to completion, but in no event more than sixty (60) days in the aggregate). Notwithstanding anything to the contrary contained herein, with respect to any non-monetary default which is personal in nature to Mortgage Borrower and cannot be cured by Subordinate Lender even if Subordinate Lender acquires title to the Equity Interest, then, provided Subordinate Lender promptly commences and diligently pursues an Equity Enforcement Action and has cured all monetary defaults and all non-monetary defaults that can be cured by Subordinate Lender without acquiring title to the Equity Interests, Subordinate Lender shall not be required to cure such personal non- monetary default. (c) Senior Lender shall accept performance by Subordinate Lender of any of the obligations of Mortgage Borrower (provided Subordinate Lender complies with the terms of this Agreement, including, without limitation, all time frames to effect a cure of any default) under the Senior Loan Documents as though performed by Mortgage Borrower, without, however, waiving any default as against Mortgage Borrower.

7. Status as Permitted Owner.

Senior Lender acknowledges and agrees that (a) the transfer of ownership or control of the Equity Interests, whether pursuant to the taking by Subordinate Lender of an Equity Enforcement Action (as defined herein) or the exercise by Subordinate Lender of any other rights or remedies available to Subordinate Lender at law or in equity shall not give rise to a default under any of the Senior Loan Documents, (b) no consent of Mortgage Lender shall be required as a condition precedent to the validity or effectiveness of any such transfer and
(c) upon the transfer to Subordinate Lender of ownership or control of the Equity Interests, Senior Lender shall recognize Subordinate Lender as the beneficial owner of Mortgage Borrower.

8. Standstill.

(a) Following the occurrence of a default or Event of Default under the Senior Loan Agreement or any other Senior Loan Document, Senior Lender shall not (i) accelerate the maturity of the Senior Loan or (ii) commence any foreclosure proceedings against the Premises and/or exercise any of its other rights or remedies under or in respect of the Senior Mortgage or any of the other Senior Loan Documents, including, without limitation, any assignment of leases, rents, issues and/or profits (whether relating to a default and/or an event of default thereunder or otherwise), for so long as Subordinate Lender (y) shall make or cause to be made timely payment of all debt service, other than debt service that is due or becomes due by reason of any acceleration of the indebtedness evidenced by the Senior Note and (z) subject to Section 8(b), is otherwise exercising its cure rights pursuant to Section 6(b). Notwithstanding the

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foregoing provisions of this Section 8(a), Senior Lender May, upon the occurrence of a Bankruptcy Default (as hereinafter defined), declare the entire principal of the Senior Note, and all accrued and unpaid interest thereon, to be immediately due and payable (such declaration being herein referred to as a "Bankruptcy Acceleration"); provided, however, that Senior Lender shall not be entitled to exercise any remedy other than such Bankruptcy Acceleration provided for in the Senior Loan Documents to the extent Subordinate Lender is in compliance with subdivisions (y) and (z) of this Section 8(a). As used in this Agreement, the term "Bankruptcy Default" means:

(1) if by the order of a court of competent jurisdiction a trustee, receiver or liquidator (I) of the Premises or any part thereof or (II) of Mortgage Borrower, shall be appointed and such order shall not be discharged or dismissed within ninety (90) days after such appointment; or

(2) if Mortgage Borrower shall file a petition in bankruptcy or for an arrangement or for reorganization pursuant to the United States Bankruptcy Code or any similar law, federal state, or if, by decree of a court of competent jurisdiction, Mortgage Borrower shall be adjudicated a bankrupt, or be declared insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers of all or any part of the Premises; or

(3) if any of the creditors of Mortgage Borrower shall file a petition in bankruptcy against Mortgage Borrower or for reorganization of Mortgage Borrower pursuant to the United States Bankruptcy Code or any similar law, federal or state, and if such petition shall not be discharged or dismissed within ninety (90) days after the date on which such petition was filed.

(b) If a default or event of default occurs under the Senior Loan Documents which (i)is not susceptible of cure by Subordinate Lender (including, without limitation, a Bankruptcy Default and any default or event of default under the Subordinate Loan Documents which constitutes a default or event of default under the Senior Loan Documents which is similarly not susceptible of cure), (ii) may be cured by Subordinate Lender only by acquiring title to the Equity Interest or
(iii) is a non-monetary default which Subordinate Lender shall elect not to cure, provided that Subordinate Lender shall make or cause to be made timely payment of all debt service, other than debt service that is due or becomes due by reason of any acceleration of the indebtedness evidenced by the Senior Note, Subordinate Lender, by notice given to Senior Lender within ten (10) days after receipt of notice from Senior Lender of the occurrence of such default or event of default (including, without limitation, a Bankruptcy Default and any default or event of default under the Subordinate Loan Documents which constitutes a default or event of default under the Senior Loan Documents), shall have the right, but not the obligation, to exercise its rights under the Subordinate Loan Documents or at law to realize on the pledge of the Equity Interest (I) by acquiring the Equity Interest through enforcement of the Pledge or by transfer in lieu thereof or (ii) otherwise assuming, directly or indirectly, ownership and control of the Premises (any such action, an "Equity Enforcement Action") or, if Subordinate Lender shall have been stayed or enjoined from so acting, shall have the right, but not the obligation, to initiate an Equity Enforcement Action as soon as it is no longer stayed or enjoined from doing so.

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9. Bankruptcy.

(a) In any case commenced by or against Mortgage Borrower under the United States Bankruptcy Code, as same may from time to time be amended, Senior Lender shall file a proof of claim in respect of its claims against such entity and shall promptly send to Subordinate Lender a copy thereof together with evidence of the filing with the appropriate court or other authority.

(b) To the extent any payment in respect of the Senior Loan and/or the Subordinate Loan, as the case may be (whether by or on behalf of Mortgage Borrower, as proceeds of security or enforcement of any right of set-off or otherwise), is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar laws, and such payment is recovered by, or paid over to, such trustee, receiver or other similar party, then the Senior Loan and/or the Subordinate Loan, as the case may be, or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred and shall enjoy the same priority vis-A-vis the other loan as existed prior to such payment having been made.

10. [Intentionally Omitted].

11. Further Documents-, Estoppel Certificates

(a) Upon the demand of the other party from time to time, each of Senior Lender and Subordinate Lender hereby agrees to execute and deliver, at no expense to such party, any documents, instruments, agreements or further assurances reasonably requested by the other party in order to effectuate the agreements of the parties contained herein.

(b) Within ten (1O) days after written request by the other party from time to time (but not more than twice in any six (6) month period), each of Senior Lender and Subordinate Lender shall furnish the other party with a statement, duly acknowledged and certified setting forth (i) the original principal amount of the Senior Loan or the Subordinate Loan, as the case may be, (ii) the then unpaid principal balance, (iii) the amount of all protective advances made by Senior Lender or Subordinate Lender, (iv) the amount of all accrued but unpaid interest and any other sums due and owing thereunder, (v) the then applicable rate of interest, (vi) the amount of then applicable monthly payments and (vii) whether or not Senior Lender or Subordinate Lender has delivered notice or has actual knowledge of any default(s) under the Senior Loan or the Subordinate Loan, as the case may be.

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12. Supremacy of Provisions of this Agreement. To the extent the rights and/or remedies under this Agreement limit, preclude or preempt the rights and/or remedies of Subordinate Lender under the Subordinate Loan Documents or the rights of Senior Lender under the Senior Loan Documents, then the rights and/or remedies under this Agreement shall control, and Subordinate Lender and/or Senior Lender, as applicable, shall do no act or deed which, either directly or indirectly, adversely affects such rights and/or remedies of Senior Lender or Subordinate Lender, as the case may be, hereunder.

13. Representations and Warranties; Additional Covenants.

(a) Subordinate Lender represents and warrants that (i) the outstanding principal balance of the Subordinate Loan as of the date hereof after giving effect to the initial advance made under the Subordinate Loan Agreement on the date hereof is $6,000,000.00, (ii) the Subordinate Loan Documents are in full force and effect and have not been amended or modified in any manner whatsoever,
(iii) Subordinate Lender has the fall power and authority to enter into this Agreement without the consent or approval of any other person or entity, other than those heretofore obtained and (iv) the person executing this Agreement on behalf of Subordinate Lender has the full power and authority to enter into this Agreement without the consent or approval of any other person or entity, other than those heretofore obtained.

(b) Senior Lender represents and warrants that (i) the outstanding principal balance of the Senior Loan as of the date hereof is $14,000,000.00, and no portion of the Senior Loan remains to be advanced or readvanced, (ii) the Senior Loan Documents are in full force and effect and have not been amended or modified in any manner whatsoever, (iii) Senior Lender has not sent any notice of default under the Senior Loan Documents which remains uncured as of the date hereof and Senior Lender has no knowledge of any defaults thereunder, (iv) Senior Lender has the full power and authority to enter into this Agreement without the consent or approval of any other person or entity, other than those heretofore obtained and (v) the person executing this Agreement on behalf of Senior Lender has the full power and authority to enter into this Agreement without the consent or approval of any other person or entity, other than those heretofore obtained.

14. Choice of Law. This Agreement (a) shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without reference to conflicts of law principles, (b) may not be changed or terminated orally, and
(c) shall bind and inure to the benefit of the parties hereto and (in the case of Subordinate Lender, subject to Section 4(b) hereof) their respective successors and assigns. The word "party" shall be construed as if it read "parties" whenever the sense of this Agreement so requires.

15. Assignment. Each of Senior Lender and, subject to the other provisions of this Agreement, Subordinate Lender, may, from time to time, whether before or after any termination of this Agreement, at its discretion and without notice to or the necessity of

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obtaining consent from the other party, negotiate, assign or transfer the Senior
Loan or the Subordinate Loan, as the case may be, or any interest therein, upon, except for any participant in connection with a Permitted Participation, delivery to the other party hereunder of an express written agreement by such assignee or transferee to be bound by the terms and provisions of this Agreement, accompanied by reasonable evidence of the due execution and delivery of such agreement.

16. Modifications.

(a) Subject to the provisions of Section 16(b) below, (i) neither Senior Lender nor Subordinate Lender shall be obligated to give the other notices of any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation or supplement of the Senior Loan or the Subordinate Loan, as the case may be (each, a "Modification"), and Senior Lender and Subordinate Lender each hereby expressly consents to each such Modification, and (ii) by its execution hereof, each party hereby waives any right of subrogation it may have in respect of a Modification.

(b) Notwithstanding the provisions of the foregoing Section 16(a), neither Senior Lender nor Subordinate Lender shall enter into any Modification (i) pursuant to which the principal amount of the Senior Loan or the Subordinate Loan, as the case may be, shall be increased, except (x) as the result of actions by Senior Lender or Subordinate Lender to protect the security of the Senior Mortgage or of the Subordinate Mortgage and/or any collateral security documents, instruments and agreements, executed in connection with the Senior Mortgage or the Subordinate Mortgage, as the case may be, in accordance with the then existing Senior Loan Documents or Subordinate Loan Documents, as the case may be or (y) for amounts expended by Senior Lender or Subordinate Lender to remedy a default under the Senior Loan or the Subordinate Loan, as the case may be or (z) for additional advances of the proceeds of the Subordinate Loan pursuant to the Subordinate Loan Agreement, (ii) to increase the rate of interest charged under the Senior Loan or the Subordinate Loan, as the case may be, or to modify the rate at which interest is paid, (iii) to increase the rate of default interest, the rate at which late charges are assessed or the amount of any prepayment premiums or other fees due and payable under the Senior Loan or the Subordinate Loan, as the case may be; (iv) to decrease the term or change the amortization or repayment schedule of the Senior Loan or the Subordinate Loan, as the case may be; (v) to accelerate the dates for mandatory principal payments under the Senior Loan or the Subordinate Loan, as the case may be; (vi) to modify the manner in which payments made on account of the Senior Loan or the Subordinate Loan, as the case may be, are applied; or (vii) to increase in any other material respect any monetary obligations of the obligor under the Senior Loan Documents or the Subordinate Loan Documents, as the case may be.

17. Notices. All notices, reports, demands and other communications permitted or required to be given or furnished hereunder ("Notices") shall be in writing and shall be given (a) by hand delivery, (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid, (c) by overnight nationwide commercial courier service in each case, to the person or

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entity intended to receive the same at the addresses set forth above, with copies to:

in the case of Senior Lender:
Citizens Bank of Pennsylvania 2001 Market Street, 6"' Floor
Philadelphia, Pennsylvania 19103-7053 Attention: Real Estate Department

with a copy to:
Pepper Hamilton LLP 400 Berwyn Park 899 Cassatt Road
Berwyn, Pennsylvania 19312
Attention: David H. Huggler, Esq.

in the case of Subordinate Lender:
Solomon and Weinberg LLP 685 Third Avenue
New York, New York 10017 Attention: Jay Stark, Esq.

in the case of Mortgage Borrower:
Cedar-Camp Hill, LLC
c/o Cedar Bay Realty Advisors, Inc. 44 South Bayles Avenue, Suite 304 Port Washington, New York 11050 Attention: Leo Ullman

with copy to:
Cedar-Camp Hill, LLC
c/o Cedar Bay Realty Advisors, Inc. 44 South Bayles Avenue, Suite 304 Port Washington, NY II 050
Attention: Stuart H. Widowski, Esq.


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in the case of Cedar:
Cedar Income Fund Partnership, L.P. c/o Cedar Bay Realty Advisors, Inc. 44 South Bayles Avenue, Suite 304
Port Washington, NY II 050 Attention: Leo Ullman

with a copy to:
Stuart H. Widowski, Esq. Cedar-Camp, LLC
c/o Cedar Bay Realty Advisors, Inc. 44 South Bayles Avenue, Suite 304 Port Washington, NY 11050

Any person or entity entitled to receive or give a Notice under this Agreement may change the address to which any such Notice is to be delivered by furnishing ten (10) business days written notice of such change to the other parties in accordance with the provisions of this Section 17. Notices shall be deemed to have been given on the date they are actually received; provided, however, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice effected for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party maybe given by its respective counsel.

18. Miscellaneous.

(a) Subordinate Lender and Senior Lender hereby irrevocably waive all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement and Subordinate Lender and Senior Lender waive the right, in any such action, proceeding or counterclaim, to interpose any counterclaims (except to the extent such counterclaim is compulsory and may not be brought in a separate action) or set-offs of any kind or description.

(b) The captions of the sections of this Agreement are for the purpose of convenience only and are not intended to be a part of this Agreement and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity shall, as to such jurisdiction, person or entity be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

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(d) The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Subordinate Lender and Senior Lender and their respective successors and assigns, and may not be relied upon or enforced by any other party-

(e) No failure or delay on the part of Senior Lender or Subordinate Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

(f) Each of Senior Lender and Subordinate Lender acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, the other party shall have the right to obtain specific performance of, the obligations of the such party, injunctive relief or such other equitable relief as may be available.

(g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

(h) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neutral gender, shall include all other gender's and the singular shall include the plural and vice versa.

(i) Upon satisfaction of either the Senior Loan or the Subordinate Loan, all restrictions imposed hereunder upon the holder of the other loan shall be terminated, but any causes of action or claims relating to a prior breach of this Agreement shall be reserved and shall survive such satisfaction.

IF ANY PAYMENT IS MADE BY MORTGAGE BORROWER TO SUBORDINATE LENDER AND, PURSUANT TO THE TERMS OF THIS AGREEMENT, SUBORDINATE LENDER IS REQUIRED TO AND DOES PAY OVER TO SENIOR LENDER ALL OR ANY PORTION OF SUCH PAYMENT, THEN THE AMOUNT SO PAID OVER SHALL BE DEEMED TO HAVE NEVER BEEN PAID TO SUBORDINATE LENDER AND SHALL BE DUE AND OWING FROM CEDAR TO SUBORDINATE LENDER. SUBORDINATE LENDER'S REMEDIES WITH RESPECT TO THE RECOVERY OF SUCH PAYMENT SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. [SIGNATURE PAGE TO FOLLOW]

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SUBORDINATE LENDER. SUBORDINATE LENDER'S REMEDIES WITH RESPECT TO THE RECOVERY
OF SUCH PAYMENT SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Intercreditor Recognition Agreement as of the day and year first above written.

SENIOR LENDER:

CITIZENS BANK OF PENNSYLVANIA,
a Pennsylvania state chartered savings bank


By:
Name:  Robert L. Schopf
Title: Vice President

                                     SUBORDINATE LENDER:

                                     SWH FUNDING CORP.
                                     a New Jersey corporation

                                     By:
                                              Name:
                                              Title:

                                     CEDAR:

CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                     a Delaware limited partnership

                                     Cedar Income Fund, Ltd., its sole general partner


                                     By:
                                              Name:
                                              Title:

                                     MORTGAGE BORROWER:

TOTAL PAGE.02

IN WITNESS WHEREOF, the parties hereto have duly executed this Intercreditor Recognition Agreement as of the day and year first above written.

SENIOR LENDER:

CITIZENS BANK OF PENNSYLVANIA,
a Pennsylvania state chartered savings bank

By:
Name:
Title:

SUBORDINATE LENDER:

SWH FUNDING CORP.,
a New Jersey corporation


By:
Name:
Title:

CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership Cedar Income Fund, Ltd., its sole general partner


By:
Name:
Title:

MORTGAGE BORROWER:

CEDAR-CAMP HILL, LLC, a Delaware limited liability company, by its sole member, as follows:

Cedar Income Fund Partnership, L.P., a Delaware limited partnership, by its sole general partner, as follows:

                                            Cedar Income Fund, Ltd.,
                                            a Maryland corporation


                                            By:
                                                     Name:
                                                     Title:

EXHIBIT A Premises

ALL THAT CERTAIN tract of ground situate in the Borough of Camp Hill and the Township of East Pennsboro, County of Cumberland and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point, said point being the right-of-way intersection of the southern right-of-way line of Trindle Road and the western right-of-way line of South 32nd Street; thence along the western right-of-way line of South 32nd Street, South 40 degrees 33 minutes 00 seconds East, a distance of 134.51 feet to a point; thence along the same, South 10 degrees 26 minutes 00 seconds East, a distance of 461.34 feet to a point; thence along the same, South 11 degrees 48 minutes 00 seconds East, a distance of 870.92 feet to a point; thence along land of Commonwealth of Pennsylvania, Ramp "H" Harrisburg Expressway the following seven (7) courses: (1) South 78 degrees 12 minutes 00 seconds West, a distance of 14.00 feet to a point; thence (2) on an arc of a curve curving to the right having a radius of 394.00 feet, an arc length of 368.30 feet to a point; thence
(3) South 41 degrees 45 minutes 28 seconds West, a distance of SI 1. 18 feet to a point; thence (4) South 56 degrees 19 minutes 00 seconds West, a distance of
198.36 feet to a point; thence (5) along an arc of a curve curving to the right having a radius of 364.00 feet, an arc length of 247.77 feet to a point; thence
(6) South 05 degrees 19 minutes 00 seconds West, a distance of 16.00 feet to a point; thence (7) North 84 degrees 41 minutes 00 seconds West, a distance of
86.77 feet to a point; thence along land now or late of Pennsylvania Real Estate Investment Trust the following four (4) courses: (1) North 24 degrees 49 minutes 00 seconds West, a distance of 99.92 feet to a point; (2) thence North 65 degrees 11 minutes 00 seconds East, a distance of 15.00 feet to a point; (3) thence North 24 degrees 49 minutes 00 seconds West, a distance of 120.00 feet to a point; (4) thence North 64 degrees 26 minutes 00 seconds East, a distance of
303.09 feet to a point; thence along the same, land now or late of Hampden Industrial Development Authority and land now or late of Charles Adler & Sons, Inc., North 24 degrees 49 minutes 00 seconds West, a distance of 1,633.31 feet to a point on the Southern right-of-way line of Trindle Road; thence along said right-of-way line, North 65 degrees 21 minutes 00 seconds East, a distance of 1, 1 84.06 feet to a point the point of BEGINNING.

BEING THE SAME PREMISES which Mid-Island Properties, Inc., a Pennsylvania Corporation, conveyed unto Connecticut General Life Insurance Company, a Connecticut Corporation, by deed dated November 10, 2000 and recorded November 15, 2000 in Record Book 233, Page 1140.

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EXHIBIT B

Senior Loan Documents 1,2

1.  Loan Agreement between Mortgage Borrower and Senior Lender

2.  Promissory Note by Mortgage Borrower to Senior Lender

3. Open-End Mortgage and Security Agreement by Mortgage Borrower to Senior Lender (the "Mortgage")

4. UCC Financing Statements with respect to the Mortgage with Mortgage Borrower, as debtor, and Senior Lender, as secured party

5.  Assignment of Leases and Rents by Mortgage Borrower to Senior Lender

6. General Collateral Assignment and Security Agreement by Mortgage Borrower-to Senior Lender

7. Guaranty and Suretyship Agreement by Cedar Income Fund, Ltd. ("Cedar Ltd.") and Cedar in favor of Senior Lender

8. Environmental Indemnity Agreement by Mortgage Borrower in favor of Senior Lender

9.  Disclosure Affidavit by Cedar Ltd. and Cedar to Senior Lender

10. Disclosure Affidavit from Mortgage Borrower to Senior Lender

11. Interest Rate Protection Agreement by Mortgage Borrower to Senior Lender

12. Lock Box Agreement between Mortgage Borrower and Senior Lender



1. Defined terms in this Exhibit B shall have the meanings ascribed to such terms in the Agreement to which this Exhibit B is annexed.

2. Each of the documents and instruments listed on this Exhibit B are dated as of the date of the Agreement to which this Exhibit B is annexed.

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EXHIBIT C

Subordinate Loan Documents, 1,2

1        Loan Agreement between Cedar and Subordinate Lender

2.       Promissory Note made by Cedar in favor of Subordinate Lender

3.       Pledge and Security Agreement made by Cedar in favor of Subordinate
         Lender (the

4.       Agreement and Acknowledgement of Pledge from Mortgage Borrower

5.       Agreement and Acknowledgement of Pledge from Cedar Center Holdings
         L.L.C.

6. UCC Financing Statements with Cedar, as debtor, and Subordinate Lender, as secured party, in respect of the Pledge.

7.       Guaranty made by Cedar Ltd. in favor of Subordinate Lender.

8. Hazardous Waste Indemnity made by Cedar and Cedar Ltd. in favor of Subordinate Lender and SWH Bryant Member LLC.

9. Certification of Confirmation of Operating Agreement made by Cedar in favor of Subordinate Lender

10. Certification of Rent Roll and Leases made by Cedar in favor of Subordinate Lender

11. Certification of Service Contracts made by Cedar in favor of Subordinate Lender.



1. Defined terms in this Exhibit C shall have the meanings ascribed to such terms in the Agreement to which this Exhibit C is annexed.

2. Each of the documents and instruments listed on this Exhibit C are dated as of the date of the Agreement to which this Exhibit C is annexed.

                                       19